Exhibit 10.2

Avis Budget Rental Car Funding (AESOP) LLC
48 Wall Street
New York, NY 10005

July 21, 2010

To the Persons Listed
On Schedule I Attached Hereto

Ladies and Gentlemen:

Reference is made to the Amended and Restated Series 2008-1 Supplement, dated as of October 29, 2009 (as amended to date, the “Series 2008-1 Supplement”), among Avis Budget Rental Car Funding (AESOP) LLC (“ABRCF”), as Issuer, Avis Budget Car Rental, LLC (“ABCR”), as Administrator, the CP Conduit Purchasers, the APA Banks and the Funding Agents named therein, JPMorgan Chase Bank, N.A., as Administrative Agent, and The Bank of New York Mellon Trust Company, N.A., as Trustee (in such capacity, the “Trustee”) and as Series 2008-1 Agent, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004 (as amended to date, the “Base Indenture”), between ABRCF and the Trustee.  Capitalized terms used herein, unless otherwise defined herein, shall have the respective meanings set forth in the Base Indenture or the Series 2008-1 Supplement, as applicable.

ABCR, Avis Budget Holdings, LLC, Citigroup Global Markets Inc., as Third Amendment Arranger, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders party thereto have entered into the Third Amendment, dated as of the date hereof and attached as Schedule II hereto, to the Credit Agreement (the “Credit Agreement Amendment”).

Pursuant to the definition of “Credit Agreement” in the Series 2008-1 Supplement, references to the Credit Agreement in the Series 2008-1 Supplement do not give effect to any amendment thereto (subsequent to the Second Amendment thereto dated as of March 10, 2010) unless such amendment has been approved in writing by the Requisite Noteholders.

Pursuant to this approval letter (this “Approval”), ABRCF is requesting the approval of each of the persons identified on Schedule I attached hereto of the Credit Agreement Amendment.

By executing the appropriate signature block below, each of the Purchaser Groups approves the Credit Agreement Amendment for purposes of the definition of “Credit Agreement” in the Series 2008-1 Supplement.  Upon the receipt by ABRCF (or its agent) of such approvals from the Purchaser Groups comprising the Requisite Noteholders, references to the Credit Agreement in the Series 2008-1 Supplement shall be deemed to be references to the Credit Agreement as further amended by the Credit Agreement Amendment.

If you agree to the foregoing, please sign and return a copy of this Approval by facsimile or email to Kate Barrington (fax no.: (212) 354-8113; email: kbarrington@whitecase.com).  Please also send ten (10) executed originals to Kate Barrington at White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036.

This Approval may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when executed and delivered, shall be an original, but all of which shall together constitute one and the same instrument.  Execution and delivery of this Approval by delivery of facsimile signatures shall have the same force and effect as delivery of manual signatures hereon.

THIS APPROVAL AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Very truly yours,

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC
By:	/s/ Rochelle Tarlowe
Name: Rochelle Tarlowe Title: Vice President and Treasurer

AGREED, ACKNOWLEDGED AND APPROVED:

SHEFFIELD RECEIVABLES CORPORATION, as a CP Conduit Purchaser under the Series 2008-1 Supplement
By:	Barclays Bank PLC as Attorney-in-Fact
By:	/s/ Janette Lieu
Name: Janette Lieu Title: Director

BARCLAYS BANK PLC, as a Funding Agent and an APA Bank under the Series 2008-1 Supplement
By:	/s/ Jeffery Goldberg
Name: Jeffery Goldberg Title: Director

LIBERTY STREET FUNDING LLC, as a CP Conduit Purchaser under the Series 2008-1 Supplement
By:	/s/ Jill A. Russo
Name: Jill A. Russo Title: Vice President

THE BANK OF NOVA SCOTIA, as a Funding Agent and an APA Bank under the Series 2008-1 Supplement
By:	/s/ Darren Ward
Name: Darren Ward Title: Director

YC SUSI TRUST, as a CP Conduit Purchaser under the Series 2008-1 Supplement
By:	Bank of America, National Association, as Administrative Trustee
By:	/s/ Jeremy Grubb
Name: Jeremy Grubb Title: Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Funding Agent and an APA Bank under the Series 2008-1 Supplement
By:	/s/ Jeremy Grubb
Name: Jeremy Grubb Title: Vice President

CHARTA, LLC (as successor to Charta Corporation), as a CP Conduit Purchaser under the Series 2008-1 Supplement
By:	Citibank, N.A., as Attorney-in-fact
By:	/s/ Karrie L. Truglia
Name: Karrie L. Truglia Title:

CITIBANK, N.A., as an APA Bank under the Series 2008-1 Supplement
By:	/s/ Karrie L. Truglia
Name: Karrie L. Truglia Title:

CITICORP NORTH AMERICA, INC., as a Funding Agent under the Series 2008-1 Supplement
By:	/s/ Karrie L. Truglia
Name: Karrie L. Truglia Title:

FALCON ASSET SECURITIZATION COMPANY LLC, as a CP Conduit Purchaser under the Series 2008-1 Supplement
By:	/s/ Catherine V. Frank
Name: Catherine V. Frank Title: Managing Director

JPMORGAN CHASE BANK, N.A. as a Funding Agent under the Series 2008-1 Supplement
By:	/s/ Catherine V. Frank
Name: Catherine V. Frank Title: Managing Director
JPMORGAN CHASE BANK, N.A. as an APA Bank under the Series 2008-1 Supplement
By:	/s/ Catherine V. Frank
Name: Catherine V. Frank Title: Managing Director

MONTAGE FUNDING LLC, as a CP Conduit Purchaser under the Series 2008-1 Supplement
By:	/s/ Philip A. Martone
Name: Philip A. Martone Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Funding Agent and an APA Bank under the Series 2008-1 Supplement
By:	/s/ Daniel Gerber
Name: Daniel Gerber Title: Director

By:	/s/ Ozan Kaya
Name: Ozan Kaya Title:

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser under the Series 2008-1 Supplement
By:	/s/ Sam Pilcer
Name: Sam Pilcer Title: Managing Director

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis Title: Managing Director

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK NEW YORK BRANCH, as a Funding Agent and an APA Bank under the Series 2008-1 Supplement
By:	/s/ Sam Pilcer
Name: Sam Pilcer Title: Managing Director

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis Title: Managing Director

AMSTERDAM FUNDING CORPORATION, as a CP Conduit Purchaser under the Series 2008-1 Supplement
By:	/s/ Jill A. Russo
Name: Jill A. Russo Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC, as an APA Bank under the Series 2008-1 Supplement by: RBS Securities Inc., as agent
By:	/s/ Michael Zappaterrini
Name: Michael Zappaterrini Title: Managing Director

THE ROYAL BANK OF SCOTLAND PLC, as a Funding Agent under the Series 2008-1 Supplement by: RBS Securities Inc., as agent
By:	/s/ Michael Zappaterrini
Name: Michael Zappaterrini Title: Managing Director

ACKNOWLEDGED BY:

AVIS BUDGET CAR RENTAL, LLC, as Administrator
By:	/s/ Rochelle Tarlowe
Name: Rochelle Tarlowe Title: Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Catherine V. Frank
Name: Catherine V. Frank Title: Managing Director

RECEIPT ACKNOWLEDGED BY:

THE BANK OF NEW YORK MELLON TRUST COMPANY N.A., as Trustee
By:	/s/ Sally R. Tokich
Name: Sally R. Tokich Title: Senior Associate